0 The Studio Museum in Harlem September 25, 2013 Carver Bancorp, Inc. NASDAQ: CARV Annual Meeting of Stockholders

1 Certain statements contained in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements which may be identified by the use of such words as “believe,” “expect,” “anticipate,” “intend,” “should,” “could,” “planned,” “estimated,” “potential” and similar terms and phrases. Forward-looking statements are subject to risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Carver Bancorp, Inc. (the “Company”) and Carver Federal Savings Bank (the “Bank”) operate, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company’s financial performance and could cause the actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company and the Bank undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Forward Looking Statements

2 Agenda Overview Review of Financial Performance: FY13 - FY14 YTD Near Term Focus and Opportunities Ahead Questions and Answers

3  Carver’s markets continue to rebound from the global recession  We are, therefore, making steady progress in improving our performance, including: – reducing non-performing assets by 77% from peak levels – strengthening managerial oversight including: expanded independent credit evaluation, risk management and new business development – maintaining capital ratios above regulatory requirements  Importantly, we continue to invest in talent as well as new avenues to increase revenues, including a new branch in East Harlem and expanding Carver Community Cash Overview

4  After four years of losses, the Company generated a modest profit in FY13 and in the first quarter of FY14  Our team is focused on completing critical steps to position Carver for success: – Bring credit indicators in line with the industry – Exit the Cease & Desist Orders – Seek additional opportunities to reduce expenses and grow revenues – Stem attrition in deposits and loans, following historically low interest rates  The Company’s stock price has improved year-over-year Overview

5 Agenda Overview Review of Financial Performance: FY13- FY14 YTD Near Term Focus and Opportunities Ahead Questions and Answers

6  As of June 30, 2013, the Company reported: – three consecutive profitable quarters – favorable net interest margin of 3.19% – reduced construction loans to 1.6% of total loans compared to 22.5% at March 31, 2009 – Tier 1 Capital Ratio of 10.43%  The Carver Community Cash product line was released across our entire branch network  We opened a new branch in East Harlem  We installed 4 Cash Access Kiosks in our supermarket branches, select ATM centers and public housing developments  A new marketing campaign was launched: “How Do You Want Your Cash,” an umbrella message integrating sales of traditional banking products with Carver Community Cash  We expanded our new business team, including hiring a President & Chief Operating Officer, Chief Lending Officer and Retail District Manager Review of FY13 – FY14 Milestones

7 $ in millions, except per share data Net Income & Earnings Per Share As reported in public disclosures. ($0.4) $0.4 -$0.4 -$0.2 $0.0 $0.2 $0.4 $0.6 2012 2013 $4.0 ($7.0) ($1.0) ($40.0) ($23.0) $0.7 ($40) ($30) ($20) ($10) $0 $10 2008 2009 2010 2011 2012 2013 Three Months Ended June 30, $23.25 ($43.05) ($11.85) ($242.25) ($14.26) $0.18 ($250.00) ($200.00) ($150.00) ($100.00) ($50.00) $0.00 $50.00 2008 2009 2010 2011 2012 2013 ($0.10) $0.11 -$0.15 -$0.10 -$0.05 $0.00 $0.05 $0.10 $0.15 2012 2013 EPS Net Income Three Months Ended June 30,

8 $ in thousands, except per share data Net Income & Earnings Per Share – FY2013 As reported in public disclosures. ($361) ($138) $474 $687 ($600) ($400) ($200) $0 $200 $400 $600 $800 Q1 Q2 Q3 Q4 ($0.10) ($0.04) $0.13 $0.19 ($0.15) ($0.10) ($0.05) $0.00 $0.05 $0.10 $0.15 $0.20 0.25 Q1 Q2 Q3 Q4 EPS Net Income

9 Total Net Loans, Deposits and Assets $ in millions As reported in public disclosures. $627 $634 $658 $557 $393 $359 $345 $655 $603 $603 $561 $533 $496 $486 $796 $791 $806 $709 $641 $638 $634 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2008 2009 2010 2011 2012 2013 1st Qtr June 2013 Net Loans Total Deposits Total Assets

10 Source: Company Documents. Loan Portfolio Rebalancing Commercial R.E. 52.6% Residential R.E., 36.2% Construction, 1.6% Commerical & Industrial, 9.5% Consumer & Other, 0.1% June 30, 2013 Commerical R.E., 55.0% Residential R.E., 13.2% Construction, 22.5% Commerical & Industrial, 9.0% Consumer & Other, 0.3% March 31, 2009

11 Credit Indicators $ in millions As reported in public disclosures. -$10 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 FY 08 FY 09 FY 10 FY 11 FY 12 FY 13 1st Qtr FY 14 Net Charge-offs Non Perf. Loans Loan Loss Reserves

12 Net Interest Margin and Efficiency Ratio 3.62% 3.55% 3.92% 3.62% 3.10% 3.11% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 2008 2009 2010 2011 2012 2013 3.08% 3.19% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 2012 2013 Three Months Ended June 30, 89.68% 123.36% 88.54% 90.15% 131.43% 112.64% 0% 20% 40% 60% 80% 100% 120% 140% 2008 2009 2010 2011 2012 2013 114.96% 78.96% 0% 20% 40% 60% 80% 100% 120% 2012 2013 Net Interest Margin Efficiency Ratio Three Months Ended June 30,

13 Tier I Leverage Capital Ratio 7.77% 9.51% 7.86% 5.38% 9.83% 10.26% 10.43% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2008* 2009* 2010* 2011* 2012* 2013* 30-Jun-13 * As of March 31, --------------------------- ------------------------------------------------------------------------------------------ * As of March 31, ------- Regulatory required capital level.

14 Agenda Overview Review of Financial Performance: FY13 - FY14 YTD Near Term Focus and Opportunities Ahead Questions and Answers

15  Economic conditions in our markets are beginning to rebound. However, the regulatory environment continues to require heightened costs  Carver is focused on: – Normalizing credit quality – Diversification and growth of revenue sources Lending – winning new business through joint partnership with Retail Retail – expanding customer access through mobile banking and on-site Bank-At-Work for large employers, featuring Carver Community Cash Expanding consumer products and services, including extension of Carver Community Cash platform – Reducing costs by investing in more efficient infrastructure, including new core technology platform – Managing talent to achieve heightened goals, led by our new President and COO Building a New Future

16 Normalize Credit Quality

17 Normalize Credit Quality  The loan workout team made significant progress this fiscal year, in addressing Carver’s criticized loans.  Total delinquencies declined 82% and Non-Performing Assets declined 77% over the past two years. We are working towards additional reductions this fiscal year.  Carver’s construction loan portfolio – the product that generated our most significant losses - has decreased from a high of $122 million to $5.7 million (as of 6/30).  Carver’s ratios of non-performing loans to total loans (NPLs) and non- performing assets to total assets (NPAs) have improved significantly.

18 0 20 40 60 80 100 120 140 160 4Q2011 1Q2012 2Q2012 3Q2012 4Q2012 1Q2013 2Q2013 3Q2013 4Q2013 1Q2014 M ill io n s o f D o ll a rs Total Loan Delinquencies

Total Non-Performing Assets
Millions of Dollars
160
140
120
100
80
60
40
20
0
4Q2011
1Q2012
2Q2012
3Q2012
4Q2012
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014

19

20 Ratio of NPLs and NPAs As of March 31, 2012 As of March 31, 2013 As of June 30, 2013 Amount % of Total Loans ($393 MM) Amount % of Total Loans ($359 MM) Amount % of Total Loans ($345 MM) Total NPLs $54.6 MM 13.9% $30.6 MM 8.5% $19.5 MM 5.7% As of March 31, 2012 As of March 31, 2013 As of June 30, 2013 Amount % of Total Assets ($641 MM) Amount % of Total Assets ($638 MM) Amount % of Total Assets ($634 MM) Total NPAs $86.4 MM 13.5% $46.5 MM 7.3% $30.1 MM 4.7%

21 Increase Revenues and Reduce Costs

22 Retail Banking

23 Growth In Revenues  Fee income in FY2013 grew $0.5 million to $3.5 million, an increase of 17%.  We acquired 8,000 new Carver Community Cash customers in FY2013  Customer transactions continue to grow year over year - 82,900 customer transactions FY2013 14,700 27,000 37,900 45,000 59,800 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 1st Half 2012 2nd Half 2012 1st Half 2013 2nd Half 2013 * 1st Half 2014 Carver Community Cash Transaction Growth Total Transctions * 1st half reflects 5 months actuals and one month estimate. 1st half FY 2014 up 30% over prior period. Growth attributed to all CCC products FY

24 Broadening Our Customer Base

25  Expanded ATM availability nationwide by joining the Allpoint Network, providing client surcharge free access  Provided cost savings and nationwide access to 43,000 surcharge free ATMs to ATM and debit card holders  Management therefore consolidated certain Carver remote ATM sites to save costs Expanding ATM Access

26  Launched first branch in East Harlem in the Pathmark Supermarket at 125th Street and Lexington Avenue – Our first entry into the East Harlem Community Growing Access Via Branch Expansion

27 Launched Innovative Products and Delivery Channels  Introduced new delivery channel for Carver Community Cash, deploying four self-service Cash Access kiosks in branches and remote locations  Services include check cashing, bill payment, wire remittance, money order purchase and rent payments

28 Carver Community Cash - Onsite

29 Lending

30 Tailored Financing For Our Marketplace  Rebuilt Lending Department, with a team experienced in the communities we serve  Joint marketing and calling program with Retail Department has generated significant new lending opportunities by: – Leveraging Carver’s neighborhood branch presence – Using a team approach to efficiently identify and cross-sell lending and retail banking solutions  Carver offers financing for: – Commercial real estate and Multi-family residences – Small businesses – SBA 504 and 7A qualified borrowers – Non-profit companies and Faith-based organizations – MWBE capital access programs

31 Grow Revenues: Rebuild Lending Capacity $58 Million in loans closed and purchased in FY2013 FY 2013 FY 2014 Loans Approved 2nd Qtr 2014

32 Carver is Lending in Our Community • Food wholesaler in operation for 30 years in Hunts Point, the Bronx • Expansion capital for supermarket chain with 10 sites throughout New York City • Carver provided SBA 504 loan • Human and community services non-profit in operation for 148 years • Carver provided working capital and permanent financing for downtown Brooklyn headquarters • Loan structure assisted BCS in obtaining $1MM capital grant from the Brooklyn Borough President • Carver Bank is the preferred lender for the MTA’s Capital Access program • Mobilization Financing for Small Businesses and MWBEs awarded capital project contracts in MTA’s Small Business Mentoring Program – Loans up to $150,000 • Since program start in 2012, Carver has closed 17 loans for $1.55MM

33 Carver Community Development Corp. (CCDC)

34 Carver Community Development Corporation  Carver Community Development Corporation (CCDC) was established in 2005 as a wholly-owned subsidiary of Carver Bank to: – Formalize Carver’s community engagement – Provide a vehicle for private investment in low and moderate income neighborhoods via Federal New Markets Tax Credits (NMTC)  CRA: Carver received an “Outstanding” CRA rating for the period covering 2009- 2012  This is the Bank’s third consecutive “Outstanding” CRA rating, which evidences our consistent track record and excellent responsiveness to community needs within our assessment area via loans, investments, financial products and services  NMTC: Carver, through CCDC, has been awarded three NMTC allocations totaling $149 million  In FY13 we provided financing for three transformative NMTC developments, resulting in $647,500 in fee income for the Bank

35 Project Profile Halsey Street Teacher Village (Newark, NJ) Developer/Sponsor: RBH Group Project Type: Mixed-Use (Commercial/Residential) Total Development Costs: $74 MM Carver’s Commitment: $5.1MM Construction Loan; $12.5MM NMTC Allocation Carver’s Impact: This neighborhood currently impacted by:  36% poverty rate  14.7% unemployment rate  31.6% median family income ratio The Project will create:  919 construction, 652 permanent jobs, and over 90 teaching jobs  An active pedestrian community of diverse local and national retailers with low-rise modern apartment buildings for teachers, and new state-of- the-art space for relocation and expansion of three local charter schools Investor Partners: The Goldman Sachs Group, NCIF, AFL-CIO, Brick City Development, State of New Jersey Location: Located on both sides of Halsey Street, in the new SoMa Newark neighborhood. Project Specifications:  106,000 SF of charter school space  87,000 SF of ground floor retail space  325,000 rentable residential SF in 353 units that will house teachers and staff

36 New Markets Investment Profile Family Life Academy Charter School II (Bronx, NY) Developer/Sponsor: Latino Pastoral Action Committee/Family Life Academy Charter School Project Type: Charter School Total Development Costs: $4.7 MM Carver’s Commitment: $4.7MM Carver’s Impact: This neighborhood currently impacted by:  46.8% poverty rate (poorest Congressional district in the Nation *2010 Census)  15.6% unemployment rate  40.8% median family income ratio  Highest concentration of English Language Learners The Project will create:  35 construction jobs, 19 permanent teaching jobs, and retain 60 jobs  A new state-of-the-art space to relocate and expand charter school to accommodate 450 students which will open January 2014. Investor Partners: Carver Federal Savings Bank and The Goldman Sachs Group Location: 138th Street and Gerard Ave, Mount Eden section of the South Bronx Project Specifications:  20,000 SF charter school  Bilingual immersion school serving grades K-8  450 seats

37 Project Profile Bedford-Stuyvesant Restoration (Brooklyn, NY) Developer/Sponsor: Restoration Development Corporation/Bedford Stuyvesant Restoration Corporation Project Type: Multi-store commercial mall Total Development Costs: $14.7MM Carver’s Commitment: $4.9MM Carver’s Impact: This neighborhood currently impacted by:  39% poverty rate  3.82x U.S. unemployment rate  59.4% median family income ratio The Project will create:  20 construction, 50 new jobs and retain 130 jobs  Carver’s financing will allow the Developer to improve its physical plant, fit-out space for new and existing tenants, thereby expanding products and services in historic and evolving community Investor Partners: Carver Federal Savings Bank and The Goldman Sachs Group Location: 1368 Fulton Street, in the Bedford- Stuyvesant neighborhood of Brooklyn, NY Restoration Plaza Project Specifications:  six-story 261,000 gross SF  172,000 SF of rentable residential SF  36 commercial and non-profits tenants including Carver Federal Savings Bank

Grantmaking in the Community

CCDC received a Treasury Department 2012 Bank Enterprise Award (BEA) in the amount of $415,000 - the maximum award amount. This award was based on our small business loans, project investments and deposits in BEA qualifying areas in New York. ***In FY13 CCDC granted $35,000*** *to community partners CAMBA and Neighborhood Housing Services (NHS)- East Flatbush*


CAMBA
NASDAQ

CAMBA

$10,000 to CAMBA Small Business Services to promote economic revitalization through business development and lending services for low-and very low-income entrepreneurs. With Carver's investment CAMBA will be able to enroll 20 additional small business owners in their entrepreneurial finance class.


Services

NHS- East Flatbush

$25,000 grant to hire community outreach coordinator to oversee services to Canarsie residents adversely affected by Superstorm Sandy.

38

CARVER

39 Partnership & Opportunity Morgan Stanley, NYCHA and BronxWorks Pilot Program In partnership with investor, Morgan Stanley, BronxWorks, a Bronx-based non-profit and the New York City Housing Authority (NYCHA), Carver launched an innovative pilot program to recruit and train unemployed NYCHA residents to demonstrate Carver's new Cash-Access Kiosks, which allow customers without bank accounts to cash checks, pay bills and transfer money  Cash-Access Kiosks located on NYCHA premises allow residents remote access to make rent payments and cash checks  Since February 2013 11 NYCHA residents have been recruited to work as demonstrators at our East 125th Street and Bradhurst branch locations  As of August 2013, 2 NYCHA residents have become Carver employees

40 Agenda Overview Review of Financial Performance: FY13 - FY14 YTD Near Term Focus and Opportunities Ahead Questions and Answers

41 The Studio Museum in Harlem September 25, 2013 Carver Bancorp, Inc. NASDAQ: CARV Annual Meeting of Stockholders